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

Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                           Oct 31, 1999
Current Due Period Ending                            Nov 30, 1999
Prior Distribution Date                              Nov 12, 1999
Distribution Date                                    Dec 14, 1999
Beginning Trust Principal Receivables            3,893,403,112.36
Average Principal Receivables                    4,177,090,757.73
FC&A Collections (Includes Recoveries)              68,281,240.98
Principal Collections                              135,825,612.99
Additional Balances                                 56,164,070.48
Net Principal Collections                           79,661,542.51
Defaulted Amount                                    32,644,632.55
Miscellaneous Payments                                       0.00
Principal Recoveries                                 1,724,994.00

Beginning Participation Invested Amount            431,838,321.94
Beginning Participation Unpaid Principal           431,838,321.94
Balance
Ending Participation Invested Amount               420,227,822.44
Ending Participation Unpaid Principal Balance      420,227,822.44

Accelerated Amortization Date                        Jul 31, 2001
Is it the Accelerated Amortization Period?                      0
0=No

OC Balance as % of Ending Participation                    8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                   0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                  431,838,321.94
Numerator for Fixed Allocation                     443,181,331.14
Denominator - Max(Sum of Numerators, Principal   4,177,090,757.73
Receivables)
Applicable Allocation Percentage                         10.3383%
Investor FC&A Collections                            7,059,089.26

Series Participation Interest Default Amount
Numerator for Floating Allocation                  431,838,321.94
Denominator - Max(Sum of Numerators, Principal   4,177,090,757.73
Receivables)
Floating Allocation Percentage                           10.3383%
Series Participation Interest Default Amount         3,374,885.57


Principal Allocation Components
Numerator for Floating Allocation                  431,838,321.94
Numerator for Fixed Allocation                     443,181,331.14
Denominator - Max(Sum of Numerators, Principal   4,177,090,757.73
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through            6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                6.7500%
(c) Rate Sufficient to Cover Interest, Yield              5.1402%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid           431,838,321.94
Principal Balance
(e) Actual days in the Interest Period                         32
Series Participation Monthly Interest, [a*d*e]       2,591,029.93

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Series Participation Interest Interest                       0.00
Shortfall
Previous Series Participation Interest Interest              0.00
Shortfall

Additional Interest                                          0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           11,610,499.50
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)        8,235,613.93
or e]
(b) prior to Accelerated Amort. Date or not          8,235,613.93
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       10.3383%
(d) Net Principal Collections                       79,661,542.51
(e) after Accelerated Amort Date or Early Amort     14,410,837.46
Period, [f*g]
(f) Fixed Allocation Percentage                          10.6098%
(g) Collections of Principal
                                                   135,825,612.99

(h) Minimum Principal Amount, [Min(i,l)]             4,398,204.22
(i)  Floating Allocation Percentage of              14,041,999.13
Principal Collections
(j)  1.8% of the Series Participation Interest       7,773,089.79
Invested Amount
(k) Series Participation Interest Net Default        3,374,885.57
Payment Amount
(l)  the excess of (j) over (k)                      4,398,204.22

(m) Series Participation Interest Net Default        3,374,885.57
Payment Amount

(n) Optional Repurchase Amount (principal only)              0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections      7,059,089.26
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                  0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                0.00
than HFC
Series Participation Interest Monthly Interest       2,591,029.93
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall              0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                       0.00
Series Participation Interest Default Amount         3,374,885.57
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-             0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                   719,730.54
Excess [Sec. 4.11(a)(vi)]                              373,443.22

Series Participation Investor Charge Off [Sec.               0.00
4.12(a)]

Seller's Interest
                                                   935,731,458.81

Seller's Interest Percentage                               23.02%

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

Series 1996-2
Owner Trust
Calculations
Due Period Ending       Nov 30, 1999
Payment Date            Dec 15, 1999

Calculation
of Interest
Expense

Index (LIBOR)   5.400000%

Accrual end date              Dec 15, 1999

accrual beginning date        Nov 15, 1999

and days in Interest Period             30

                Class A-1   Class A-2    Class A-3   Class B   Certificates   Overcoll
                                                                               Amount
Beginning     224,463,598  46,579,809   60,542,869  44,020,735   19,432,724    36,798,587
Unpaid
Principal
Balance

Previously           0.00        0.00         0.00        0.00         0.00
unpaid
interest/yield

Spread to           0.17%       0.32%        0.42%       0.65%        1.00%
index

Rate (capped    5.570000%   5.720000%    5.820000%   6.050000%    6.400000%
at 13%, 15%,
15%, 15%,
16%)

Interest/Yield  1,041,885     222,030      293,633     221,938      103,641
Payable on the
Principal Balance

Interest on          0.00        0.00         0.00        0.00         0.00
previously
unpaid
interest/yield

Interest/Yield  1,041,885     222,030      293,633     221,938      103,641
Due

Interest/Yield  1,041,885     222,030      293,633     221,938      103,641
Paid

Summary

Beginning
Security      224,463,598  46,579,809   60,542,869  44,020,735   19,432,724    36,798,587
Balance

Beginning
Adjusted      224,463,598  46,579,809   60,542,869  44,020,735   19,432,724
Balance

Principal
Paid            6,035,097   1,252,355    1,627,769   1,183,551      522,472     1,079,222

Ending
Security      218,428,501  45,327,454   58,915,100  42,837,184   18,910,252    35,809,331
Balance

Ending
Adjusted      218,428,501  45,327,454   58,915,100  42,837,184   18,910,252
Balance

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Ending                                                              4.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted
Balance       218,518,468  45,327,454   58,915,100  42,837,184   18,910,252

Minimum
Adjusted                   18,800,000   24,500,000  17,800,000    7,900,000    14,800,000
Balance

Certificate
Minimum                                                          12,734,584
Balance

Ending OC
Amount as                                                                      30,712,608
Holdback
Amount

Ending OC
Amount as                                                                       5,096,723
Accelerated
Prin Pmts

Beginning Net        0.00        0.00         0.00        0.00         0.00          0.00
Charge offs

Reversals            0.00        0.00         0.00        0.00         0.00          0.00

Charge offs          0.00        0.00         0.00        0.00         0.00          0.00

Ending Net           0.00        0.00         0.00        0.00         0.00          0.00
Charge Offs

Interest/Yield $1.3121980  $4.2501995   $4.3244906  $4.4953994   $2.8097706
Paid per
$1000

Principal      $7.6008774 $23.9731034  $23.9730309  $23.9730830  $14.1645196
Paid per
$1000

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


Series 1996-2  Owner Trust Calculations
Due Period                                         November 1999
Payment Date                                        Dec 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       11,610,499.50
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          89,966.32

Series Participation Interest Monthly Interest      2,591,029.93

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,041,885.20
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           222,030.42
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           293,632.91
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             221,937.87
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        103,641.20
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      5,945,130.30
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,252,354.92
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,627,768.80
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance         1,183,551.11
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       522,472.47
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         1,079,221.90
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            89,966.32
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             617,936.01
Certificate - Sec. 3.05(a)(vii)




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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     1,079,221.90
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           89,966.32
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       989,255.58
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            5,224.72

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